SUBSEQUENT EVENTS	12 Months Ended
Feb. 28, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
25.	SUBSEQUENT EVENTS

On April 27, 2017, the Company declared a special cash dividend to its shareholders of record as of the close of business on May 11, 2017 at an amount  of $0.25 per common share ($0.50 per ADS).

On April 26, 2017, the Company granted 164,660 non-vested shares to employees with vesting periods ranging from  4 to 6 years. The fair value per non-vested share granted was $58.09, which approximated the market price of the Company’s ADS on the New York Stock Exchange as of the grant date.

On April 26, 2017, the Company granted 25,000 share options to employees with vesting period of 4 years and contractual term of 10 years. The exercise price per share option granted is $40.05 and the fair value of the option was $28.69 on grant date.

During the three-month period ended May 31, 2017, certain bond holders converted their bonds with carrying amount of $30,379,000 to 1,160,323 ADSs.